             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

COMMON STOCK                       [LOGO]                          COMMON STOCK


                              EXCELSIOR-HENDERSON

       M O T O R C Y C L E    M A N U F A C T U R I N G    C O M P A N Y

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP    300906 10 4

THIS CERTIFIES THAT----------------------------------------------IS THE OWNER OF
--------------------------------------------------SHARES OF THE CAPITAL STOCK OF
    ----------EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY---------- TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS --------- DAY OF -------------- A.D. 19

[DAVID P. HANLON]                                [DANIEL L. HANLON]
CO-FOUNDER AND CO-CHIEF                      CO-FOUNDER AND CO-CHIEF
   EXECUTIVE OFFICER                            EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR
BY
                                        AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED. THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --   as tenants in common             UNIF GIFT MIN ACT--  ........................ Custodian ........................
                                                                    (Cust)                              (Minor)
TEN ENT  --   as tenants by the entireties                                     under Uniform Gifts to Minors
JT TEN   --   as joint tenants with right of
              survivorship and not as tenants                       Act.........................................................
              in common                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

                                 CERTIFICATE FOR

                                  COMMON STOCK



                                     SHARES

                              OF THE CAPITAL STOCK

                              EXCELSIOR-HENDERSON

         M O T O R C Y C L E  M A N U F A C T U R I N G  C O M P A N Y

                                   ISSUED TO

                                     DATE


                FOR VALUE RECEIVED ------- HEREBY SELL, ASSIGN AND TRANSFER UNTO

--------------------------------------------------------------------------------

--------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE,
AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
----------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ---------------------  19 --

       IN PRESENCE OF             ----------------------------------------------

---------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY:

---------------------------------